UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                             December 16, 2004

Date of Report (Date of earliest event reported)

                                             Unitrin, Inc.

(Exact name of registrant as specified in its charter)

       Delaware                                                        0-18298                                                      95-4255452

(State or other jurisdiction                              (Commission                                              (IRS Employer

       of incorporation)                                      File Number)                                          Identification No.)

                 One East Wacker Drive, Chicago, Illinois                                                          60601

(Address of principal executive offices)                                                      (Zip Code)

Registrant's telephone number, including area code         (312) 661-4600

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

Unitrin, Inc. (the "Company") has 3.5 million shares available under its previously announced common stock repurchase authorization. In prior filings with the Securities and Exchange Commission, the Company indicated that it did not anticipate repurchasing significant amounts of its common stock in 2004. In light of current circumstances, including the anticipated need for one or more funds that hold Company common stock to rebalance their holdings in connection with the previously announced broadening of the Dow Jones Select Dividend Index from 50 to 100 stocks (which becomes effective on or about December 20, 2004), and subject to then-existing market conditions and other factors, the Company may from time to time, in the market or in privately negotiated transactions, repurchase shares of Company common stock pursuant to its previously announced authorization.

This Current Report on Form 8-K may contain information that includes or is based upon forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements give expectations or forecasts of future events. The reader can identify these statements by the fact that they do not relate strictly to historical or current facts. They use words such as "believe(s)," "goal(s)," "target(s)," "estimate(s)," "anticipate(s)," "forecast(s)," "project(s)," "plan(s)," "intend(s)," "expect(s)," "might," "may" and other words and terms of similar meaning in connection with a discussion of future operating or financial performance. In particular, these include statements relating to future actions, prospective services or products, future performance or results of current and anticipated services or products, sales efforts, expenses, the outcome of contingencies such as legal proceedings, trends in operations and financial results.

Any or all forward-looking statements may turn out to be wrong, and, accordingly, readers are cautioned not to place undue reliance on such statements, which speak only as of the date of this Current Report on Form 8-K. They can be affected by inaccurate assumptions or by known or unknown risks and uncertainties. Many such factors will be important in determining the Company's actual future results. These statements are based on current expectations and the current economic environment. They involve a number of risks and uncertainties that are difficult to predict. These statements are not guarantees of future performance; actual results could differ materially from those expressed or implied in the forward-looking statements. Among factors that could cause actual results to differ materially are:

    Changes in general economic conditions, including performance of financial markets, interest rates, and unemployment rates and the inflationary impact on claims;
    Heightened competition, including with respect to pricing, entry of new competitors and the development of new products by new and existing competitors;
    The number and severity of insurance claims (including those associated with catastrophe losses) and their impact on the adequacy of loss reserves;
    The inflationary impact of the availability of labor and materials on repair and reconstruction costs;
    Changes in the pricing or availability of reinsurance;
    Changes in the financial condition of reinsurers and amounts recoverable therefrom;
    Changes in industry trends;
    Regulatory approval of insurance rates, policy forms, license applications and similar matters;
    Governmental actions (including new laws or regulations or court decisions interpreting existing laws and regulations or policy provisions) and adverse judgments in litigation to which the Company or its subsidiaries are parties;
    Regulatory, accounting or tax changes that may affect the cost of, or demand for, the Company's products or services;
    Changes in ratings by credit rating agencies and/or A. M. Best Co., Inc.;
    Realization of economies of scale;
    Absolute and relative performance of the Company's products or services;
    Ability to maintain uninterrupted operation of facilities and business operations; and
    Other risks and uncertainties described from time to time in the Company's filings with the Securities and Exchange Commission ("SEC").

No assurances can be given that the results contemplated in any forward-looking statements will be achieved or will be achieved in any particular timetable. The Company assumes no obligation to publicly correct or update any forward-looking statements as a result of events or developments subsequent to the date of this Current Report on Form 8-K. The reader is advised, however, to consult any further disclosures the Company makes on related subjects in reports to the SEC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Unitrin, Inc.

/s/ Eric Draut

By: Eric Draut

Its: Executive Vice President and Chief Financial Officer

Date: December 16, 2004